SCHEDULE 14A

Proxy Statement Pursuant to
Section 14(a) of the Securities Exchange Act of 1934

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EMPIRIC FUNDS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EMPIRIC FUNDS, INC.
On behalf of its sole series Core Equity Fund

For proxy information or for information about your account, please call (800) 880-0324

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS March 22, 2013
        To the shareholders of Core Equity Fund, the sole series of Empiric Funds, Inc. (the “Company”).

Notice is hereby given that a Special Meeting of shareholders (the “Meeting”) of Core Equity Fund (the “Fund”) will be held at 10:00 a.m., Central time, on March 22, 2013, at the offices of Thompson Coburn LLP on the 35th floor of One US Bank Plaza, St. Louis, MO 63101, to vote on a proposal (the “Proposal”) to approve an Agreement and Plan of Reorganization to reorganize the Fund as a series of Mutual Fund Series Trust (the “Reorganization”).  The purpose of the Reorganization is to reduce the Fund’s expense ratio based on the lower projected expense structure of Mutual Fund Series Trust.

Please take some time to read the enclosed Proxy Statement.  It discusses the Reorganization in more detail.  If you were a shareholder of the Fund as of the close of business on January 23, 2013, you may vote on the Proposal at the Meeting or at any adjournment of the Meeting.  You are welcome to attend the Meeting in person.  If you cannot attend in person to cast your vote, please vote by mail, telephone or internet.  Just follow the instructions on the enclosed Proxy Card.  If you have questions, please call (800) 880-0324.  It is important that you vote.  The Board of Directors of the Company unanimously recommends that you vote FOR the Reorganization.

By order of the Board of Directors,

Heather M. Taute, Secretary

EMPIRIC FUNDS, INC.
On behalf of its sole series Core Equity Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

PROXY STATEMENT

FOR THE SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON MARCH 22, 2013

INTRODUCTION

This Proxy Statement is furnished to you in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Core Equity Fund (the “Existing Fund”), the sole series of Empiric Funds, Inc., to be voted at the Special Meeting of Shareholders (the “Meeting”) of the Existing Fund to be held at 10:00 a.m., Central time, on March 22, 2013, at the offices of Thompson Coburn LLP on the 35th floor of One US Bank Plaza, St. Louis, MO 63101.  The purpose of the Meeting, as described below, is to vote on a proposal (the “Proposal”) to approve the Agreement and Plan of Reorganization to reorganize the Existing Fund as a series of Mutual Fund Series Trust.  The Notice of the Special Meeting of Shareholders (the “Notice”), this Proxy Statement and the enclosed proxy card are first being sent to shareholders on or about February 18, 2013.

The Board has fixed the close of business on January 23, 2013 as the record date (the “Record Date”) for the determination of shareholders of the Existing Fund entitled to notice of, and to vote at, the Meeting, and any postponement or adjournment thereof.  Shareholders on the Record Date will be entitled to one vote for each full share and an approximate fraction of a vote for each fractional share held on each matter to which they are entitled to vote and that is to be voted on by shareholders of the Existing Fund.  The Existing Fund offers two classes of shares, Class A and Class C, which are the only classes of shares currently authorized by the Existing Fund.  As of close of business on the Record Date, 1,102,789.753 Class A shares and 76,368.073 Class C shares of the Existing Fund were issued and outstanding.

Additional information about the Existing Fund is available in the Existing Fund’s most recent prospectus, statement of additional information and semi-annual and annual reports to shareholders.  Copies of these documents are available without charge upon request by writing Empiric Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or by calling (888) 839-7424.  All of these documents are also filed with the U.S. Securities and Exchange Commission (the “SEC”) and are available on the SEC’s website at www.sec.gov.  The Existing Fund’s most recent semi-annual and annual reports have previously been mailed to shareholders.

SUMMARY OF THE PROPOSAL

As summarized below, the shareholders of the Existing Fund have the right to vote on:

1.	the Agreement and Plan of Reorganization to reorganize the Existing Fund as a series of Mutual Fund Series Trust (the “Reorganization”); and

2.	such other business as may properly come before the Meeting.

You may vote (i) in person by attending the Meeting, (ii) by mailing the enclosed proxy card, or  (iii) by telephone or through the Internet pursuant to the instructions on the enclosed proxy card.  If you vote by mailing the enclosed proxy card, shares presented by duly executed and timely delivered proxies will be voted as instructed on the proxy card.  If you mail the enclosed proxy card and no choice is indicated for the Proposal listed in the attached Notice, your proxy will be voted FOR the Proposal.  If you execute and mail the enclosed proxy card, that vote may nevertheless be revoked at any time prior to its use by written notice to the Secretary of the Existing Fund at 6300 Bridgepoint Parkway, Building 2, Suite 105 Austin, TX 78730, (i) by submitting a subsequently executed and dated proxy card, (ii) by authorizing your proxy by telephone or internet, (iii) by attending the Meeting and casting your vote in person, or (iv) as otherwise permitted.  Proxies voted by telephone or through the Internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.  Please note that merely attending the Meeting without voting will not revoke a valid proxy.

The Board of the Existing Fund knows of no business other than the Proposal set forth herein to be considered at the Special Meeting.  If any other business is properly presented before the Special Meeting, including any adjournment or postponement thereof, the persons named as proxies will vote in their sole discretion.

The principal executive offices of the Existing Fund are located at U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, Wisconsin 53201-0701.

PROPOSAL – APPROVE AGREEMENT AND PLAN OF REORGANIZATION

At a meeting of the Board held on November 15, 2012, the Board approved a reorganization agreement (the “Reorganization Agreement”).  The Existing Fund is currently a series of Empiric Funds, Inc., a Maryland corporation.  Under the Reorganization Agreement, the Existing Fund would be reorganized and redomiciled as a newly created series (the “New Fund”) of Mutual Fund Series Trust, an existing Ohio business trust (the “Reorganization”).  The Board approved the Reorganization based on Empiric Advisors Inc.’s, the advisor to the Existing Fund and the New Fund (the “Advisor”), representation that Existing Fund Shareholders will pay lower operating and regulatory expenses following the Reorganization.

The New Fund (i) will not engage in any operations prior to the Reorganization other than in connection with organizational activities, and (ii) was created solely for the purpose of acquiring and carrying on the business of the Existing Fund.  If Existing Fund shareholders approve the Reorganization, the Existing Fund will transfer all of its assets to the New Fund in exchange for shares of the New Fund and the New Fund’s assumption of the Existing Fund’s liabilities.  The Reorganization Agreement further provides that the Existing Fund will then distribute the shares received from the New Fund to the Existing Fund’s shareholders and then terminate.  As a result, the total value of the shares held by a shareholder of the Existing Fund immediately prior to the Reorganization will be equal to the total value of the shares that the shareholder will receive from the New Fund.  Assuming the proposal is approved by shareholders, we expect the Reorganization to take effect before April 30, 2013 (the “Effective Date”), although that date may be adjusted in accordance with the terms of the Reorganization Agreement.

On the Effective Date of the Reorganization, shareholders of the Existing Fund will receive shares of the New Fund equal in number and in value to their shares of the Existing Fund.  For example, if a shareholder currently owns 100 shares of the Existing Fund, immediately after the closing of the Reorganization, he or she would own 100 shares of the same class of the New Fund having the same net asset value as his or her original 100 shares of the Existing Fund.  Accordingly, shareholders of the Existing Fund would hold an interest in the New Fund that is equivalent to their interest in the Existing Fund.  For all practical purposes, a shareholder’s financial interest in the Existing Fund would not change.  As described below, the Reorganization is intended to be tax-free for U.S. federal income tax purposes.

After the Reorganization, the New Fund’s name, investment objective, investment strategies, investment manager, and portfolio managers will be the same as those of the Existing Fund.  However, the New Fund’s administrator, transfer agent, accountant, custodian, distributor, independent registered public accounting firm and legal counsel will all be different than those of the Existing Fund.  In addition, as a series of Mutual Fund Series Trust, the New Fund will not be overseen by the Existing Fund’s current Board, and will instead be overseen by the Board of Trustees of Mutual Fund Series Trust.  Finally, the fees and expenses of the New Fund are expected to decrease as a result of the Reorganization.  For further information regarding these changes, please see the “Comparison of the Existing Fund and the New Fund” below.

Summary of the Reorganization Agreement

The proposed Reorganization Agreement, approved by the Board, contemplates the transfer of all of the assets of the Existing Fund to the New Fund in exchange for shares of the New Fund and the New Fund’s assumption of the Existing Fund’s liabilities. More specifically, the Reorganization Agreement contemplates:

•	the reorganization of the Existing Fund into the New Fund, which is a newly created series of Mutual Fund Series Trust, an existing Ohio business trust;
•
the transfer of all of the assets of the Existing Fund to the New Fund in exchange for shares of the New Fund having an aggregate net asset value equal to the value of the assets and liabilities of the Existing Fund and the assumption by the New Fund of all of the liabilities of the Existing Fund;

•
the distribution to each shareholder of the Existing Fund of the same number of shares of the New Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the Existing Fund held by that shareholder on the Effective Date; and

•	the subsequent complete liquidation and dissolution of the Existing Fund and Empiric Funds, Inc.

If shareholders approve the Reorganization, the Reorganization will take place if the parties to the Reorganization Agreement satisfy various conditions set forth in that agreement.

The Reorganization Agreement provides that the Existing Fund will transfer to the New Fund its assets on the Effective Date in exchange solely for shares of the New Fund and the New Fund’s assumption of the Existing Fund’s liabilities. The Reorganization Agreement further provides that the Existing Fund will distribute the shares received from the New Fund to its shareholders and terminate and dissolve in accordance with applicable Maryland state law.  The number of full and fractional shares of the New Fund you will receive in the Reorganization will be equal to the number and value of the full and fractional shares of the Existing Fund you own at the close of business on the Effective Date.

The aggregate net asset value of the New Fund shares to be credited to the Existing Fund shareholders shall be equal to the aggregate net asset value of the Existing Fund shares owned by Existing Fund shareholder on the Effective Date.  All issued and outstanding shares of the Existing Fund will simultaneously be canceled on the books of the Existing Fund.  The New Fund will not issue certificates representing the New Fund shares issued in connection with the Reorganization.

After the distribution of New Fund shares, the Existing Fund will take all necessary steps under Maryland state law, the governing instruments of the Existing Fund, and any other applicable law to effect a complete dissolution of the Existing Fund.  The Board of the Existing Fund has determined that the interests of shareholders of the Existing Fund will not be diluted as a result of the Reorganization and that participation in the Reorganization is in the best interests of the Existing Fund and its shareholders.

The Board of the Existing Fund or the New Fund may terminate the Reorganization Agreement and abandon the Reorganization contemplated thereby at any time prior to the Effective Time (as defined in the Reorganization Agreement) of the Reorganization, including before or after approval by the shareholders of the Existing Fund, if circumstances should develop that, in the opinion of that Board, make proceeding with the Reorganization inadvisable with respect to such Fund.  The Reorganization is conditioned upon, among other things, the requisite approval of shareholders, the absence of certain legal proceedings, the receipt of certain regulatory consents deemed necessary to consummate the Reorganization, the Existing Fund’s and New Fund’s receipt of an opinion substantially to the effect that the Reorganization will qualify as a reorganization under Section 368 of the of the Internal Revenue Code of 1986, as amended, and certain legal opinions regarding the organization of the New Fund and issuance of its shares in connection with the Reorganization.  The Reorganization Agreement provides that the Existing Fund or New Fund may waive compliance with any of the covenants or conditions made therein for the benefit of the Existing Fund or New Fund, as applicable, other than the requirements that: (1) the Reorganization Agreement be approved by shareholders of the Existing Fund; and (2) the Existing Fund receives an opinion of counsel that the transactions contemplated by the Reorganization Agreement will constitute a tax-free reorganization for U.S. federal income tax purposes.

A.	Investment Objective, Limitations and Restrictions; Principal Investment Strategies and Risks

Following the Reorganization, the New Fund will be managed by the same investment Advisor as advises the Existing Fund using the same investment strategies, and will assume all of the assets and liabilities of the Existing Fund.  Because of this, the New Fund will have substantially the same investment objective, limitations and restrictions, as well as principal investment strategies and risks, as the Existing Fund.

B.	Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Existing Fund in comparison to shares of the New Fund.  The table is based on fees and expenses as shown in the Existing Fund’s prospectus and on estimates for the New Fund.

Shareholder Fees (fees paid directly from your investment)	Existing Fund		New Fund
	CLASS A	CLASS C	CLASS A	CLASS C
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	NONE	5.75%	NONE
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of original purchase price or redemption proceeds, as applicable)	1.00%1	1.00%2	1.00%1	1.00%2
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	NONE	NONE	NONE	NONE
Maximum Account Maintenance Fee	NONE3	NONE3	NONE	NONE

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%	1.00%	1.00%
Distribution (Rule 12b-1) Fees	0.25%	1.00%	0.25%	1.00%
Other Expenses4	0.85%5	0.85%5	0.52%6	0.52%6
Total Annual Fund Operating Expenses	2.10%	2.85%	1.77%	2.52%
Fee Waiver/Expense Reimbursement7	(0.12%)	(0.12%)	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.98%	2.73%	1.77%	2.52%
1.	Applies only to Class A shares bought with no initial sales charge and redeemed within one year of purchase.
2.	The deferred sales charge is applied to redemptions within one year of purchase.
3.
The Existing Fund may charge an account maintenance fee of $60 to accounts that have balances less than the minimum of $5,000 for regular accounts or retirement accounts, or $2,000 for Coverdell Education Savings Accounts.

4.
Other expenses exclude non-recurring estimated Reorganization expenses to be borne by shareholders.  Had these expenses been included, Existing Fund Other Expenses, Total Annual Fund Operating Expenses, and Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement would have been higher by 0.04%.

5.	Restated to reflect projected expenses under a new administrative services arrangement effective February 1, 2013.
6.	Estimated for current fiscal year.
7.
Effective February 1, 2013, the Advisor has contractually agreed to reduce its management fees and/or reimburse the Existing Fund so that Total Annual Fund Operating Expenses (excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short and liquidity program fees), taxes, 12b-1 fees, any indirect expenses such as acquired fund fees and expenses, and extraordinary litigation expenses) do not exceed 1.73% of the Existing Fund’s average daily net assets through February 1, 2014.  This expense cap may not be terminated prior to this date except by the Board of Directors.  Expenses reimbursed and/or fees reduced by the Advisor may be recouped by the Advisor for a period of three fiscal years following the fiscal year during which such reimbursement or reduction was made if such recoupment can be achieved within the foregoing expense limit.  The Advisor has agreed to the same expense cap for the New Fund, which will continue for a minimum of one year from the date the New Fund commences operations.

Expense Examples:  These examples are intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds.  These examples assume that you invest $10,000 in the applicable Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods.  These examples also assume that your investment has a 5% return each year and that each Fund’s operating expenses remain the same.  Only the first year of each period in the example takes into account the expense reimbursement described above.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Existing Fund
	1 Year	3 Years	5 Years	10 Years
Class A	$764	$1,184	$1,629	$2,857
Class C	$376	$872	$1,493	$3,167
Class C (no redemption)	$276	$872	$1,493	$3,167

New Fund

Class A	$745	$1,100	$1,479	$2,539
Class C	$355	$785	$1,340	$2,856
Class C (no redemption)	$255	$785	$1,340	$2,856

C.	Comparative Information on Shareholder Services

The New Fund will offer substantially similar shareholder services as the Existing Fund, including telephone purchases and redemptions.  These services will be provided by different services providers, however.  Below is a summary of these services and service providers.

Distribution:  The Existing Fund’s underwriter and distributor is Quasar Distributors, LLC, located at 615 East Michigan Street, Milwaukee, WI 53202.  The New Fund’s underwriter and distributor is Northern Lights Distributors, LLC, located at 17605 Wright Street, Omaha, Nebraska 68130.  Both Distributors are registered broker-dealers and members of FINRA.  Both Distributors have an agreement with the respective Fund to use its best efforts to promote, offer for sale and sell the shares of the Fund to the public on a continuous basis whenever and wherever it is legally authorized to do so.

Buying Shares:  The Existing Fund has a minimum initial investment requirement of $5,000 for regular accounts and Individual Retirement Accounts (Traditional, Roth, SEP, and SIMPLE IRAs), and a minimum initial investment requirement of $2,000 for Coverdell Education Savings Accounts.  The New Fund has a minimum initial investment requirement of $2,500 for all account types.  Both Funds have the same subsequent investment requirements.  Shares of each Fund may be purchased through broker-dealers who have a selling arrangement with the Fund.

Shares of each Fund may also be purchased by calling or by sending a completed shareholder application and check by mail to the respective Fund’s transfer agent.  The Existing Fund’s transfer agent is U.S. Bancorp Fund Services, LLC, located at 615 E. Michigan Street, 3rd Floor Milwaukee, WI  53202.  The New Fund’s transfer agent is Gemini Fund Services, LLC, located at 4020 South 147th Street, Omaha, NE 68137.  Purchases of shares of each Fund may also be paid for by wire transfer, and both Funds offer automatic investment plans.  See each Fund’s prospectus for more information on the purchase of Fund shares.

Selling Shares:  Shares of both the New Fund and the Existing Fund may be redeemed by calling or by sending a written request in proper form to the respective Fund’s transfer agent.  With respect to the Existing Fund, redemption proceeds may be sent to shareholders by check, wired to the shareholders account, or sent via electronic funds transfer through the ACH network.  Redemptions proceeds with respect to the New Fund may be sent to shareholders by check or wired to the shareholders account.

For both Funds, shares will be redeemed at the closing net asset value, less any applicable deferred sales charge, any day the New York Stock Exchange is open.  The redemption price will be the next net asset value per share determined after the shareholder’s redemption request is received in good order, less any applicable deferred sales charge.  See each Fund’s current prospectus for additional information on redeeming Fund shares.

D.	Dividends and Distributions

The New Fund will have the same dividend and distribution policy as the Existing Fund.  Existing Fund shareholders who currently have their distributions reinvested will continue to have distributions reinvested in the New Fund following the Reorganization.

E.	Form of Organization

The Existing Fund is a series of a Maryland corporation, Empiric Funds, Inc., which is currently governed by its Articles of Incorporation, Bylaws and a Board of Directors, as well as the Maryland General Corporation Law.  The New Fund is a series of Mutual Fund Series Trust, an existing Ohio business trust governed by its own Declaration of Trust, Bylaws and a Board of Trustees, as well as Ohio law as it applies to Ohio business trusts.  The operations of the Existing Fund and the New Fund, and of Empiric Funds, Inc. and Mutual Fund Series Trust, are also governed by applicable U.S. federal law.

Certain differences and similarities between Empiric Funds, Inc. and Mutual Fund Series Trust are summarized in Appendix A to this Proxy Statement.  Shareholders should refer to the provisions of these governing documents and the relevant state law directly for a more thorough comparison.  Copies of these governing documents are available to shareholders without charge upon written request to the Advisor at 6300 Bridgepoint Parkway, Building 2, Suite 105, Austin, Texas 78730.

F.	The Investment Advisor and Portfolio Managers

Both the New Fund and the Existing Fund are advised by the same Advisor, Empiric Advisors, Inc.  The Advisor is located at 6300 Bridgepoint Parkway, Building 2, Suite 105, Austin, Texas 78730.

The Advisor provides day-to-day investment management services to the Existing Fund and continuously reviews and recommends to the Existing Fund when and to what extent securities should be purchased or disposed of.  Following the Reorganization, the Advisor will provide these services to the New Fund.

Mark A. Coffelt, CFA, is the President, Chairman of the Board of Directors and Portfolio Manager of the Existing Fund.  Loren Mark Coffelt is Co-Portfolio Manager of the Existing Fund.  Following the Reorganization, Mark A. Coffelt and Loren Mark Coffelt will continue on as Portfolio Managers of the New Fund.  Because the New Fund will have its own officers and Board of Trustees, Mark. A. Coffelt will not serve as President or Chairman of the Board of the New Fund.  See “Certain Information Regarding the Trustees and Officers of the New Fund” below.

G.	Other Service Providers

In addition to having a different distributor and transfer agent than the Existing Fund, as mentioned above, several other services providers to the New Fund will also be different.  The Existing Fund’s transfer agent, U.S. Bancorp Fund Services, LLC, also serves as the Existing Fund’s accountant, administrator and custodian.  Following the Reorganization, Gemini Fund Services, LLC will serve as the New Fund’s accountant.  Gemini Fund Services, LLC and MFund Services LLC will provide administrative services to the New Fund.  Huntington National Bank, located at 7 Easton Oval, Columbus, Ohio 43219, will provide custodial services to the New Fund.  The New Fund will also have a different independent registered accounting firm and legal counsel than the Existing Fund.

Timing of the Reorganization

If necessary approvals are obtained, the proposed Reorganization will likely occur before April 30, 2013 (the “Closing Date”), although the date may be adjusted in accordance with the terms of the Reorganization Agreement.

Expenses of the Reorganization

The Advisor estimates that expenses of the Reorganization will total approximately $43,000.  These expenses include the costs of filing, printing and mailing this Proxy Statement, legal fees, and other expenses related to the Reorganization.  The Board has approved a limited allocation to the Existing Fund of Reorganization expenses in an amount not to exceed $0.01 a share (computed on the Effective Date), which is expected to be less than $12,000 (such expenses are not included in the Advisor’s obligation to limit Existing Fund expenses, and thus will not be reimbursed by the Advisor).  The Advisor has agreed to pay all remaining Reorganization expenses above this $0.01 a share cap, which are expected to be approximately $31,000.  Because of the expected cost savings to shareholders following the Reorganization, the Advisor expects that shareholders will recoup the Reorganization expenses paid by them within three months following the Effective Date.

Certain Information Regarding the Trustees and Officers of the New Fund

In connection with the Reorganization, the operations of the New Fund will be overseen by the Mutual Fund Series Trust (the “Trust”) Board of Trustees (the “New Board”).  The New Board manages the business and affairs of the Trust and appoints or elects officers responsible for the day-to-day operations of the Trust and the execution of policies established by a resolution or directive of the New Board.  In the absence of such provisions, the respective officers have the powers and discharge the duties customarily held and performed by like officers of corporations similar in organization and business purposes.

Trustees of the New Board who are not “interested persons” (for regulatory purposes) of the Trust or an advisor or the distributor to a series of the Trust (the “Independent Trustees”) are charged with, among other functions, recommending to the full Board approval of the distribution, transfer agency and accounting services agreements and the investment advisory agreements.

The New Board currently has two standing committees: the Audit Committee and the Valuation Committee.  Each committee is further described in the New Fund’s statement of additional information.

The term of office for each Trustee of the New Board is for the duration of the Trust or until death, removal, resignation or retirement.  The term of office of each officer is until the successor is elected.

Information pertaining to the Trustees and officers of the Trust, including their principal occupations for the last five years, is set forth below.

Independent Trustees
Name, Address and Year of Birth	Position(s) held with the Trust	Term* and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in Fund Complex	Other Directorships Held During Past 5 Years
Tobias Caldwell c/o Mutual Fund Series Trust, 17605 Wright Street, Omaha, Nebraska 68130 Year of Birth: 1967	Trustee	Since 6/2006	Manager of Genovese Family Enterprises, a real estate firm, since 1999. Manager of PTL Real Estate LLC, a real estate/investment firm since 2001.	25	Trustee, Variable Insurance Trust since 2010.
Tiberiu Weisz c/o Mutual Fund Series Trust, 17605 Wright Street, Omaha, Nebraska 68130 Year of Birth: 1949	Trustee	Since 6/2006	Attorney with and shareholder of Gottlieb, Rackman & Reisman, P.C., since 1994.	25	Trustee, Variable Insurance Trust since 2010.
Dr. Bert Pariser c/o MITCU Corp. 860 East Broadway, Suite 2D, Long Beach, NY 11561 Year of Birth: 1940	Trustee	Since 5/2007	Managing Partner of The MITCU Corporation, a technology consulting firm since 2004. Faculty Member Technical Career Institutes, since 1991	25	Trustee, Variable Insurance Trust since 2010.

Interested Trustee** and Officers
Name, Address and Year of Birth	Position(s) held with the Trust	Term* and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in Fund Complex	Other Directorships Held During Past 5 Years
Jerry Szilagyi 22 High Street, Huntington, NY 11743 Year of Birth: 1962	Trustee, President	Trustee since 7/2006; President since 2/2012	Managing Member, Catalyst Capital Advisors LLC, 1/2006- present; President, MFund Distributors LLC, 10/2012 - Present; President, MFund Services LLC, 1/2012 - Present; President, Abbington Capital Group LLC, 1998- present; President, Cross Sound Capital LLC, 6/2011 to present; President, Mutuals Advisors, Inc., 3/2011 to present; CEO, ThomasLloyd Global Asset Management (Americas) LLC, 9/2006 to 2010.	25	Trustee, Variable Insurance Trust since 2011.

Name, Address and Year of Birth	Position(s) held with the Trust	Term* and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in Fund Complex	Other Directorships Held During Past 5 Years
Erik Naviloff 80 Arkay Drive Hauppauge, New York 11788 Year of Birth: 1968	Treasurer	Since 4/2012	Vice President of Gemini Fund Services, LLC (since 2011); Assistant Vice President, Gemini Fund Services, (2007 - 2012); Senior Accounting Manager, Fixed Income, Dreyfus Corporation (2002 to 2007).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, New York 11788 Year of Birth: 1976	Secretary	Since 4/2012
Vice President of Gemini Fund
Services, LLC (since 2011);
Director of Legal Administration,
Gemini Fund Services, LLC
(since 2009); Assistant Vice
President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).
				N/A	N/A
Debra Brown CCO Compliance 1140 Avenue of the Americas, 9th Floor New York, NY 10036 Year of Birth: 1962	Chief Compliance Officer	Since 7/2012	Chief Compliance Officer, CCO Compliance Services, LLC 7/2012 to present; Attorney, Brown & Associates LLC 9/2000 to the present	N/A	N/A
*	The term of office of each Trustee is indefinite.
**	Trustee Jerry Szilagyi is an “interested person” of the Trust as defined in the 1940 Act by virtue of being an officer of an adviser to a series of the Trust.

Trustees of the New Board who are not “interested persons” of the Trust, as that term is defined in the 1940 Act, are paid a quarterly retainer of $250 per fund under the Trust, and $500 per Valuation Committee meeting and per special board meeting attended at the discretion of the Chairman.  The Chairman of the Trust’s Audit Committee receives an additional quarterly fee of $750.  The fees paid to the Trustees are paid in fund shares and allocated pro rata among the funds in the complex.

U.S. Federal Income Tax Consequences of the Reorganization

The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”).  Accordingly, no gain or loss should be recognized as a consequence of the Reorganization by the Existing Fund or the New Fund (except to the extent that such assets consist of contracts described in Section 1256 of the Code or stock in passive foreign investment companies, as defined in Section 1297(a) of the Code), nor should a gain or loss be recognized by the shareholders of the Existing Funs s as a result of the New Fund’s distribution of its shares to such shareholders in exchange for such shareholder’s Existing Fund shares.  In addition, a shareholder’s tax basis for shares held in the Existing Fund would carry over to the shares of the New Fund acquired in the Reorganization, and the holding period for shares held as a capital asset also would carry over to the New Fund shares received in the Reorganization.

Immediately prior to the Reorganization, the Existing Fund shall have declared and paid a distribution or distributions that, together with all previous distributions, shall have the effect of distributing to its shareholders: (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to a specified time prior to the Reorganization on the Closing Date, and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

The forgoing relates only to the Federal income tax consequences of the Reorganization. You should consult your tax adviser regarding the effect, if any, of the proposed Reorganization in light of your individual circumstances, including any foreign, state and local tax consequences.

Approval of the Reorganization Agreement by the Board

Empiric Funds, Inc.’s Board of Directors (the “Board”) determined that the Reorganization is in the best interests of the Existing Fund and its shareholders and unanimously recommends that shareholders approve the Reorganization.  The Reorganization was reviewed by the Board, with the advice and assistance of legal counsel, at Board meetings held on November 15 and 28, 2012.  In connection with their meetings, Board members were provided with, and reviewed, materials prepared by the Advisor summarizing the Reorganization.  These materials included estimated costs of the Reorganization and the allocation of these costs between the Existing Fund and the Advisor, an itemized list of the Existing Fund’s current operating expenses versus the projected operating expenses of the New Fund following the Reorganization, a summary of service providers to the New Fund and the Advisor’s reported due diligence conversations with other advisers to series included in Mutual Fund Series Trust  regarding their experiences with its service providers and board members.  The Board reviewed, evaluated and discussed the financial data, materials, analyses and information provided to it that the Board members considered relevant.

In their deliberations, the Board members relied on the materials, presentations and representations made by the Advisor and the President of Mutual Fund Series Trust regarding the Reorganization, including the Advisor’s representations that the Reorganization was in the best interest of the Existing Fund’s shareholders and was projected to result in cost savings to the Existing Fund.  The Board members did not identify any single factor that was paramount or controlling in their deliberations, and individual Board members may have attributed different weights to various factors.  The general factors considered by the Board in assessing and approving the Reorganization included, among others, in no order of priority:

1.
the projected, lower operating expenses that shareholders of the New Fund would incur, relative to the operating expenses currently paid by the Existing Fund, based on expense analyses provided by the Advisor;

2.
that shareholders would not be diluted by the Reorganization, because the Advisor will pay a substantial portion of the Reorganization costs, and the costs allocated to the Existing Fund would be less than $0.01 per share;

3.
the New Fund’s lower cost operating structure, including the fact that the shareholders would be likely to recover the amount of Reorganization expenses in less than one year due to the projected expense savings from the New Fund’s lower operating costs;

4.	the anticipated continuity of investment advice for shareholders of the Existing Fund, as the New Fund will have the same Advisor and portfolio managers;
5.	that the New Fund will have substantially the same investment objectives, principal investment strategies, and fundamental investment restrictions as the Existing Fund;
6.	that the Existing Fund will receive an opinion of counsel that the Reorganization will be a tax-free exchange of shares by shareholders; and
7.	the Advisor’s recommendation that the Reorganization is in the best interest of shareholders.

As a result, the Board, including all of the Independent Directors, approved the Reorganization of the Existing Fund into the New Fund, after determining that the Reorganization was in the best interests of the Existing Fund and its shareholders due to the projected cost savings following the Reorganization, and the fact that the interests of shareholders of the Existing Fund would not be diluted.

Required Vote

Approval of the Proposal to Reorganize the Existing Fund requires the affirmative vote of a majority of the aggregate number of votes of the Existing Fund (voting together as a single class) entitled to be cast at the Meeting.

THE EXISTING FUND’S BOARD UNANIMOUSLY RECOMMENDS THAT YOU
VOTE FOR THE REORGANIZATION AGREEMENT

PROXY VOTING AND SHAREHOLDER MEETING INFORMATION

Proxy Solicitation

If you properly authorize your proxy through the internet or telephonically, or by executing and returning the enclosed Proxy Card, and your proxy is not subsequently revoked, your vote will be cast at the Meeting.  If you give instructions, your vote will be cast in accordance with your instructions.  If you return your signed Proxy Card without instructions, your vote will be cast FOR the Proposal.  Your vote will be cast in the discretion of the proxy holders on any other matter that may properly come before the Meeting, including, but not limited to, proposing and/or voting on the adjournment of the Meeting in the event that a quorum is not obtained and/or sufficient votes in favor of the Proposal are not received.

Revocation of Proxies

If you execute and submit a proxy, you may revoke that proxy or change it by written notice to 6300 Bridgepoint Parkway, Building 2, Suite 105 Austin, TX 78730, by submitting a subsequently executed and dated Proxy Card, by authorizing your proxy by telephone or internet, by attending the Meeting and casting your vote in person, or as otherwise permitted.  Attending the Meeting in person will not automatically revoke your prior proxy.

Quorum and Methods of Tabulation

The holders of a majority of the Existing Fund shares issued and outstanding and entitled to vote, present in person or represented by proxy, shall constitute a quorum at the Meeting.  Abstentions and “broker non-votes” (i.e., shares held of record by a financial intermediary, such as a broker, or nominee, typically in “street name,” as to which proxies have been returned but (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be treated as present for purposes of determining a quorum.  A quorum is required to take action on the Proposal.

In the event that a quorum of shareholders of the Existing Fund is not present at the Meeting or, even if such a quorum is so present, in the event that sufficient votes in favor of the Proposal are not received and tabulated prior to the time the Meeting is called to order, the Meeting may be adjourned by the vote of a majority of the shares represented at the Meeting, either in person or by proxy, and further solicitations may be made.

Existing Fund shareholders of record at the close of business on January 23, 2012, the Record Date, are entitled to notice of, and to vote at, the Meeting.  Each shareholder is entitled to one vote per share held on the Record Date, and a proportional fractional vote for any fractional share held.

If your shares are held in an IRA account, you have the right to vote those shares. If you do not provide voting instructions with respect to your shares, your IRA custodian may or may not, depending upon the terms of your IRA agreement, vote shares for which it has not received your voting instructions. Please consult your IRA agreement and/or financial advisor for more information.

Effect of Abstentions and Broker Non-Votes

An abstention or broker non-vote will not be considered a vote cast, however, an abstention or broker non-vote will be counted for purposes of attaining a quorum.  Because approval of the Proposal requires the affirmative vote of a majority of the shares entitled to vote, abstentions and broker non-votes will have the effect of a vote AGAINST the proposal.

Other Matters to Come Before the Meeting

The Advisor does not know of any matters to be presented at the Meeting other than the Proposal described in this Proxy Statement.  If other business should properly come before the Meeting, the persons named as proxies will vote thereon in accordance with their best judgment.

Shareholder Proposals at Future Meetings

Under its Articles of Incorporation, Empiric Funds, Inc. is not required to hold annual meetings of shareholders to elect Directors or for other purposes.  It is not anticipated that Empiric Funds, Inc. will hold shareholders’ meetings unless required by law or its Articles of Incorporation.

Principal Shareholders

Appendix B to this Proxy Statement lists the persons that, to the knowledge of the Existing Fund, owned beneficially 5% or more of the outstanding shares of either class of the Existing Fund as of January 23, 2013.  A shareholder who owns beneficially, directly or indirectly, more than 25% the Existing Fund’s voting securities is presumed to be a “control person” (as defined in the 1940 Act) of the Existing Fund.

Appendix A

Comparison of Organizational Documents

Policy	Empiric Funds, Inc. (the “Corporation”)	Mutual Fund Series Trust (the “Trust”)
Shareholder Liability
Under the Maryland General Corporation Law (“MGCL”), a stockholder of a corporation is not obligated to the corporation or its creditors with respect to the stock, except to the extent that the subscription price or other agreed upon price for the stock has not been paid or liability is otherwise imposed under the MGCL.

All persons extending credit to, contracting with or having a claim against any Series of the Trust (or the Trust on behalf of any Series) shall look only to the assets of that Series for payment under such credit, contract or claim; and neither the Shareholders nor the Trustees, nor any of the Trust’s officers, employees or agents, whether past, present or future, shall be personally liable therefor.

Shareholder Voting Rights
Each holder of a share shall be entitled to one vote for each share standing in his name on the books of the Corporation, irrespective of the class or series thereof, and all shares of all classes or series shall vote as a single class or series; provided however, that (i) as to any matter with respect to which a separate vote of any class or series is required by Investment Company Act of 1940, as amended, or by the Maryland General Corporation Law, such requirement as to a separate vote by that class or series shall apply in lieu of single class voting as described above; (ii) in the event that the separate vote requirements referred to in (i) above apply with respect to one or more classes or series, then, subject to (iii) below, the shares of each other class and series shall vote as a single class or series; and (iii) as to any matter which does not affect the interest of a particular class or series, only the holders of shares of the one or more affected classes or series shall be entitled to vote.

Notwithstanding any provisions of Maryland law requiring a greater proportion than a majority of votes of all classes or series or of any class or series entitled to be cast, to take or authorize any action, the Corporation may take or authorize any such action upon the concurrence of a majority of the aggregate number of the votes entitled to be cast thereon.

All shares shall have “equal  voting rights” as such term is defined in the Investment Company Act of 1940 and except as otherwise provided by that Act or rules, regulations or orders promulgated thereunder.  Once a  matter is submitted to a vote of the Shareholders, each Series shall vote as a separate series except (i) as to any matter with respect to which a vote of all Series voting as a single series is required by the 1940 Act or rules and regulations promulgated thereunder, or would be required under the Ohio General Corporation Law  if the Trust were an Ohio corporation; and (ii) as to any matter which the Trustees have determined affects the interests of one or more Series or Classes, only the holders of Shares of the one or more affected Series or Classes shall be entitled to vote thereon.

The Shareholders shall have the power to vote only (i) for the election or removal of Trustees, (ii) with respect to any contract with a contracting party as to which Shareholder approval is required by the 1940 Act, (iii) with respect to any termination or reorganization of the Trust or any Series to the extent and as provided in the Trust’s Agreement and Declaration of Trust, (iv) with respect to any amendment to the Declaration of Trust to the extent and as provided therein, (v) to the same extent as the stockholders of an Ohio business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders, and (vi) with respect to any additional matters relating to the Trust as may be required by the 1940 Act, the Declaration of Trust, the By-Laws or any registration of the Trust with the Securities Exchange Commission (or any successor agency) or any state, or as the Trustees may consider necessary or desirable.
There shall be no cumulative voting in the election of any Trustee or Trustees.

Policy	Empiric Funds, Inc. (the “Corporation”)	Mutual Fund Series Trust (the “Trust”)
Shareholder Meetings
No annual meetings of the stockholders will be held subject to the applicable requirements of the 1940 Act.  Special meetings of stockholders, for any purposes or purpose, unless otherwise proscribed by state statutes or the Act of 1940, may be called by the President or Secretary at the request in writing of a majority of the Board of Directors, or at the request in writing of stockholders owning a majority in amount of the entire capital stock of the Corporation issued and outstanding and entitled to vote.

Meetings (including meetings involving only the holders of Shares of one or more but less than all Series or Classes) of Shareholders may be called by the Trustees from time to time for the purpose of taking action upon any matter requiring the vote or authority of the Shareholders or upon any other matter deemed by the Trustees to be necessary or desirable.

Shareholder Quorum
The holders of a majority of stock issued and outstanding and entitled to vote, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business, except as otherwise provided by statute.  If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote, present in person or represented by proxy, shall have power to adjourn the meeting to a future date at which a quorum shall be present or represented.

A majority of Shares entitled to vote shall be a quorum for the transaction of business at a Shareholders’ meeting, except that where any provision of law or of the Declaration of Trust permits or requires the holders of any Series or Class thereof shall vote as a Series or Class, then a majority of the aggregate number of Shares of that Series or Class thereof entitled to vote shall be necessary to constitute a quorum.  The vote of a majority of shares present, with or without a quorum, shall be sufficient for adjournments.

Shareholder Consent
Notwithstanding any provisions of Maryland law requiring a greater proportion than a majority of votes of all classes or series or of any class or series entitled to be cast, to take or authorize any action, the Corporation may take or authorize any action upon the concurrence of a majority of the aggregate number of the votes entitled to be cast thereon.

Subject to the provisions of the 1940 Act and other applicable law, any action taken by Shareholders may be taken without a meeting if a majority of Shareholders entitled to vote on the matter (or such other proportion thereof as shall be required by the 1940 Act or by any express provision of the Declaration of Trust or the Trust’s By-Laws) consent to the action in writing and such written consents are filed with the records of the meetings of Shareholders.  Such consent shall be treated for all purposes as a vote taken at a meeting of Shareholders.

Policy	Empiric Funds, Inc. (the “Corporation”)	Mutual Fund Series Trust (the “Trust”)
Notice to Shareholders of Record Date
When notice is required to be given to any director or stockholder, it shall not be construed to mean personal notice, but such notice may be given in writing, by mail, addressed to such director or stockholder at their address as it appears on the records of the corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail.

Written notice of a special meeting stating the place, date, and hour of the meeting and purpose(s) for which the meeting is called, shall be given not less than ten (10) or more than sixty (60) days before the date of the meeting, to each stockholder entitled to vote.

Written notice of any meeting of Shareholders shall be given or caused to be given by the Trustees by mailing such notice at least seven days before such meeting, postage prepaid, stating the time, place and purpose of the meeting, to each Shareholder at the Shareholder’s address as it appears on the records of the Trust.

If the Trustees shall fail to call or give notice of any meeting of Shareholders (including a meeting involving only the holders of Shares of one or more but less than all Series or Classes) for a period of 30 days after written application by Shareholders holding at least 25% of the Shares then outstanding requesting a meeting be called for any other purpose requiring action by the Shareholders as provided in the Declaration of Trust or in the By-Laws, then Shareholders holding at least 25% of the Shares then outstanding may call and give notice of such meeting, and thereupon the meeting shall be held in the manner provided by the Declaration of Trust in case of call thereof by the Trustees.

Shareholder Proxies
Each shareholder shall at every meeting of the stockholders be entitled to vote by proxy for each share of capital stock having voting power held by such stockholder, but no proxy shall be voted on after three years from its date, unless the proxy provides for a longer period.  Every proxy shall be revocable by the stockholder executing it, except where an irrevocable proxy is permitted by statute.

Shares may be voted in person or by proxy.  A proxy with respect to Shares held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to the exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them.  A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity shall rest on the challenger.  Until Shares are then issued and outstanding, the Trustees may exercise all rights of Shareholders and may take any action required by law, the Declaration of Trust or the By-Laws to be taken by Shareholders.

Policy	Empiric Funds, Inc. (the “Corporation”)	Mutual Fund Series Trust (the “Trust”)
Director/Trustee Power to Amend Organizational Documents
The Corporation reserves the right from time to time to make any amendment to its Articles of Incorporation now or hereafter authorized by law, including any amendment which alters the contract rights, as expressly set forth in its Articles, of any outstanding stock by classification, reclassification or otherwise, but no such amendment which changes such terms or contract rights of any of its outstanding stock shall be valid unless such amendment shall have been authorized by not less than a majority of the aggregate number of the votes entitled to be cast thereon, by a vote in a meeting or in a writing with or without a meeting.

The bylaws may be altered, amended or repealed or new bylaws may be adopted by the stockholders or by the Board of Directors, when such power is conferred upon the Board of Directors by the Articles, at any regular meeting of the stockholders or of the Board of Directors or at any special meeting of the stockholders or of the Board of Directors if notice of such alteration, amendment, repeal or adoption of new bylaw be contained in the notice of such special meeting.

All rights granted to the Shareholders under the Declaration of Trust are granted subject to the reservation of the right to amend the Declaration of Trust as provided therein, except that no amendment shall repeal the limitation on personal liability of any Shareholder or Trustee or repeal the prohibition of assessment upon the Shareholders without the express consent of each Shareholder or Trustee involved.   Subject to the foregoing, the provisions of the Declaration of Trust (whether or not related to the rights of Shareholders) may be amended at any time so long as such amendment does not adversely affect the rights of any Shareholder with respect to which such amendment is or purports to be applicable  and so long as such amendment is not in contravention of applicable law, including the 1940 Act, by an instrument in writing signed by a majority of the then Trustees (or by an officer of the Trust pursuant to the vote of a majority of such Trustees).

The by-laws may be amended or repealed, in whole or in part, by a majority of the Trustees then in office at any meeting of the Trustees, or by one or more writings signed by such a majority.

Termination of Corporation/Trust	The organizational documents are silent with respect to the termination of the Corporation.
The Trust may be terminated at any time by a majority of the Trustees then in office.  Upon termination, after paying or otherwise providing for all charges, taxes, expenses and liabilities, whether due or accrued or anticipated as may be determined by the Trustees, the Trust shall in accordance with such procedures as the Trustees consider appropriate reduce the remaining assets to distributable form in cash, securities or other property, or in any combination thereof, and distribute the proceeds to the Shareholders.

Merger or Consolidation	The organizational documents are silent with respect to mergers or consolidations.
The Trustees may sell, convey and transfer the assets of the Trust, or the assets belonging to any one or more Series, to another trust, partnership, association or corporation organized under the laws of any state of the United States, or to the Trust to be held as assets belonging to another Series of the Trust, in exchange for cash, shares or other securities (including, in the case of a transfer to another Series of the Trust, Shares of such other Series) with such transfer being made subject to, or with the assumption by the transferee of, the liabilities belonging to each Series the assets of which are so transferred; provided, however, that if shareholder approval is required by the 1940 Act, no assets belonging to any particular Series shall be so transferred unless the terms of such transfer shall have first been approved at a meeting called for the purpose by the affirmative vote of the holders of a majority of the outstanding voting Shares, as defined in the 1940 Act, of that Series.

Policy	Empiric Funds, Inc. (the “Corporation”)	Mutual Fund Series Trust (the “Trust”)
Removal of Directors/Trustees
Any of the Directors may be removed (provided the aggregate number of Directors after such removal shall not be less than the number required by the Securities and Exchange regulations or State laws) by the action of two-thirds of the remaining Directors.

Any Trustee may be removed with or without cause at any time: (i) by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal, specifying the date upon which such removal shall become effective; (ii) by vote of the Shareholders holding not less than two-thirds of the Shares then outstanding, cast in person or by proxy at any meeting called for the purpose; or (iii) by a declaration in writing signed by the Shareholders holding not less than two-thirds of the Shares then outstanding and filed with the Trust’s custodian.

Director/Trustee Committees
The Board of Directors may, by resolution passed by a majority of the whole Board of Directors, designate one or more committees, each committee to consist of one or more of the directors of the corporation.  The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee.  Any such committee, to the extent provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to amending the Articles; adopting an agreement of merger or consolidation; recommending to the stockholders the sale, lease, or exchange of all or substantially all of the corporation’s property and assets; recommending to the stockholders a dissolution of the corporation or a revocation of a dissolution; amending the bylaws of the corporation; or increasing or decreasing the membership of the Board of Directors; and unless the resolution or the Articles provide no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock.  Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board of Directors.

The Trustees, by vote of a majority of the trustees then in office, may elect from their number an Executive Committee or other committees and may delegate thereto some or all of their powers except those which by law, by the Declaration of Trust, or by the By-Laws may not be delegated.  Except as the trustees may otherwise determine, any such committee may make rules for the conduct of its business, but unless otherwise provided by the Trustees or in such rules, its business shall be conducted so far as possible in the same manner as is provided by the By-Laws for the trustees themselves.  All members of such committee shall hold such offices at the pleasure of the Trustees.  The Trustees may abolish any such committee at any time.  Any committee to which the Trustees delegate any of their powers or duties shall keep records of its meetings and shall report its action to the Trustees.  The Trustees shall have the power to rescind any action of any committee, but no such rescission shall have retroactive effect.

Policy	Empiric Funds, Inc. (the “Corporation”)	Mutual Fund Series Trust (the “Trust”)
Director/Trustee Liability
A Director or officer of the corporation will not be liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a Director or officer, except to the extent such exemption from liability or limitation thereof is not permitted by law (including the 1940 Act).

Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been executed or done only by or for the Trust or the Trustees and not personally. Nothing in the Declaration of Trust shall protect any Trustee against any liability to the Trust or the Shareholders to which such Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee or of such officer.

Director/Trustee Indemnification
Each director and each officer of the Corporation shall be indemnified by the Corporation to the full extent permitted by the Maryland General Corporation Law and the by-laws in effect.  The right of indemnification shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

The Trust shall indemnify each of its past, present and future Trustees (including persons who serve at the Trust's request as directors or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any such person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or director, and except that no person shall be indemnified against any liability to the Trust to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of Trustee’s office.

Policy	Empiric Funds, Inc. (the “Corporation”)	Mutual Fund Series Trust (the “Trust”)
Dividends
Dividends upon the capital stock of the corporation, if any, may be declared by the Board of Directors at any regular or special meeting, pursuant to law.  Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the Articles of Incorporation.

Dividends and distributions on Shares of a particular Series may be paid with such frequency as the Trustee may determine, which may be daily or otherwise  pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Trustees may determine, to the holders of Shares of that Series, from such of the estimated income and capital gains, accrued or realized, from the assets belonging to that Series, as the Trustees may determine, after providing for actual and accrued liabilities belonging to that Series.  All dividends and distributions on Shares of a particular Series shall be distributed pro rata to the holders of that Series in proportion to the number of Shares of that Series held by such holders at the date and time of the record established for the payment of such dividends or distributions, except that in connection with any dividend or distribution program or procedure the Trustees may determine that no dividend or distribution shall be payable on Shares as to which the Shareholder's purchase order and/or payment have not been received by the time or times established by the Trustees under such program or procedure, and except that if Classes have been established for any Series, the rate of dividends or distributions may vary among such Class pursuant to resolution, which may be a standing resolution, of the Board of Trustees.

Capitalization
The total number of shares of stock which the Corporation initially shall have the authority to issue is 100,000,000 of shares of common stock of the par value of $.0001 each, to be classified as “Common Shares”.  Unless otherwise prohibited by law, so long as the Corporation is registered as an open-end investment company under the Investment Company Act of 1940, as amended, the total number of shares which the Corporation is authorized to issue may be increased or decreased by the Board of Directors in accordance with the applicable provisions of the Maryland General Corporation Law.  The Corporation is authorized to issue its shares in series or classes.   The number of authorized Common Shares and the number of Common Shares of each series or of each class that may be issued shall be in such number as may be determined by the Board of Directors.

The beneficial interest in the Trust shall be divided into Shares, all without par value.  The Trustees shall have the authority from time to time to issue or reissue an unlimited number of Shares in one or more Series of Shares, as they deem necessary or desirable, to establish or designate such Series, and to fix and determine the relative rights and preferences as between the different Series of Shares as to right of redemption and the price, terms and manner of redemption, special and relative rights as to dividends and other distributions and on liquidation, sinking or purchase fund provisions, conversion rights, and conditions under which the several Series shall have separate voting rights or no voting rights.

Policy	Empiric Funds, Inc. (the “Corporation”)	Mutual Fund Series Trust (the “Trust”)
Number of Directors/Trustees and Vacancies
The number of Directors of the corporation shall be five (5) or such other number not less than three (3).  The number of directors to constitute the first Board of Directors is three and such number may be increased or decreased by future action of the Board of Directors.  Vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority vote of the directors then in office, though less than a quorum, or by a sole remaining director, and the directors so chosen shall hold office until the next annual election and until their successors are duly elected and shall qualify, unless sooner displaced.

The Trustees serving as such may increase or decrease the number of Trustees to a number of than the number theretofore determined.   Any vacancies vacancy or anticipated vacancy resulting from any reason, including without limitation the death, resignation, retirement, removal or incapacity of any Trustees may (but so long as there are at least three remaining Trustees, need not unless required by the 1940 Act) be filed either by a majority of the remaining Trustees through the appointment in writing of such other person as such remaining Trustee in their discretion (unless a shareholder election is required by the 1940 Act) or by election by the Shareholders, at a meeting called for the purpose.

Chair of the Board
The Chairman of the Board of Directors (if one shall be elected by the Board of Directors) shall preside at all meetings of the shareholders and at all meetings of the Board of Directors.  The Chairman shall perform all the special duties incident to the office of Chairman of the Board of Directors and such other duties as the Board of Directors may from time to time determine or as may be prescribed by the bylaws.

The organizational documents are silent with respect to a Chairman of the Board.
Inspection of Books and Records
Under the MGCL, any stockholder or his or her agent may inspect and copy during usual business hours the corporation’s bylaws, minutes of the proceedings of the stockholders, annual statements of affairs, and voting trust agreements on file at the corporation’s principal office.

The original or copy of the Declaration of Trust shall be kept at the office of the Trust where it may be inspected by any Shareholder.  A copy will also be filed with the Secretary of State of Ohio, as well as any other governmental office where such filing may from time to time be required, but the failure to make any such filing shall not impair the effectiveness of this instrument or any such amendment.

Policy	Empiric Funds, Inc. (the “Corporation”)	Mutual Fund Series Trust (the “Trust”)
Involuntary Redemption of Accounts
The corporation shall, upon due presentation of Common Shares for redemption, redeem such shares of stock at a redemption price prescribed by the Board of Directors in accordance with the applicable laws and regulations; provide that in no event shall such price be less than the applicable net asset value per share  of such class or series as determined in accordance with the provisions of this section, less such redemption charge or deferred sales charge (if any) as may be determined by the Board of Directors which redemption or sales charge shall not exceed five percent (5%) of such net asset value per share.  The corporation may redeem, at current net asset value, Common Shares of any class or series not offered for redemption held by any shareholder whose shares have a value of less than $2,000 or such lesser amount as may be fixed by the Board of Directors; provided that before the Corporation redeems such shares it must notify the shareholders that the value of his/her shares is less than the required minimum and allow the shareholder reasonable opportunity to make an additional investment in an amount which will increase the value of the account to the required minimum or more.  Redemption proceeds shall be paid exclusively out of the assets of the class or series whose shares are being redeemed, and shall be paid in cash or by check (or similar form of payment) and not in kind.

Each Share of each Series or Class that has been established and designated is subject to redemption by the Trust at the redemption price which would be applicable if such Share was then being redeemed by the Shareholder pursuant to the terms of the Declaration of Trust if (a) at any time the Trustees determine in their sole discretion that failure to so redeem may have materially adverse consequences to all or any of the holders of the Shares, or any Series or Class thereof, of the Trust, or (b) upon such other conditions as may from time to time be determined by the Trustees and set forth in the then current Prospectus of the Trust with respect to maintenance of Shareholder accounts of a minimum amount. Upon such redemption the holders of the Shares so redeemed shall have no further right with respect thereto other than to receive payment of such redemption price.

Appendix B

Principal Holders and Control Persons

As of January 23, 2013, the name, address and percentage of ownership of each person who may be deemed to be a “principal holder” (i.e., owns of record or is known by the Existing Fund to own beneficially 5% or more of any class of the Existing Fund’s outstanding shares) and each investor who owned 25% or more of the Existing Fund’s shares (all share classes taken together) is listed below.  Investors who own more than 25% of the Existing Fund’s shares may be presumed under securities laws to control the Fund and may be able to determine the outcome of issues that are submitted to shareholders for vote.

Shareholder Name and Address	Share Class	% of Share Class	% of Existing Fund
Charles Schwab & Co Inc.* Reinvest Account Attn: Mutual Funds Dept 101 Montgomery Street San Francisco, CA 94173	A	31.57%	29.84%
Guy D. and Idonna G. Coffelt Various Accounts 6300 Bridge Point Parkway Building 2, Ste. 105 Austin, TX 78735	A	14.94%	N/A
Georgia Noble Revocable Trust 515 Drexel Dr. Santa Barbara 93103-2146	C	14.32%	N/A
Pershing LLC* Various Accounts FBO Shareholders Pershing Division Jersey City, NJ 07303-2052	C	9.82%	N/A
LPL Financial* FBO Customers 9785 Towne Centre Dr. San Diego, CA 92121-1968	C	8.23%	N/A
Francis Sarguis PO Box 5715 Santa Barbara, CA 93150-5715	C	7.46%	N/A
McRoberts Account 320 Calle Lippizana Goleta, CA 93117-9727	C	6.58%	N/A
Wells Fargo Advisors* 1 N Jefferson Ave Saint Louis, MO 63103-2287	C	6.40	N/A
National Financial Services* FBO Shareholders 200 Liberty Street New York, NY 10281	C	6.18	N/A
*       Empiric Funds, Inc. believes that this entity, the holder of record of these shares, is not the beneficial owner of such shares.

PROXY TABULATOR P.O. BOX 9112 Farmingdale, NY 11735	Vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate box on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided.

Vote in Person
1) Attened the Special Meeting at 10:00 a.m., Central time, on March 22, 2013. at the offices of Thompson Coburn LLP on the 35th floor of One US Bank Plaza, St. Louis, MO 63101

Vote by Phone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

Vote on the Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	M52069-S01820 KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD EMPIRIC FUNDS, INC.

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL BELOW. THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW AND, ABSENT DIRECTION, WILL BE VOTED FOR THE PROPOSAL LISTED BELOW. THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF, INCLUDING ANY ADJOURNMENT(S) NECESSARY TO OBTAIN A QUORUM AND/OR THE REQUIRED APPROVAL.

1.    To approve the proposed Agreement and Plan of Reorganization to reorganize the Core Equity Fund as a series of Mutual Fund Series Trust.
For Against Abstain ☐ ☐ ☐

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Meeting to be held on March 22, 2013.
The Proxy Statement for the Meeting and the Notice of Special Meeting of Shareholders
are available at:  www.proxyvote.com.

EVERY VOTE IS IMPORTANT!

PLEASE VOTE TODAY USING ONE OF THE FOUR AVAILABLE OPTIONS

M52070-S01820

EMPIRIC FUNDS, INC.
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 22, 2013

By signing the other side of this proxy card, you hereby acknowledge receipt of the Notice of Special Meeting of Shareholders and Proxy Statement for the Special Meeting of Shareholders (the "Meeting") to be held at 10:00 a.m., Central time, on March 22, 2013, at the offices of Thompson Coburn LLP on the 35th floor of One US Bank Plaza, St. Louis, MO 63101, revoke any previous proxies, and appoint Mark A. Coffelt and Jonathan D. Van Duren (or any one of them) as proxies, with full power of substitution in each of them, to attend the Meeting and any adjournments or postponements thereof and to cast on your behalf all the votes that you are entitled to cast at the Meeting and otherwise to represent you at the Meeting with all the powers possessed by you if personally present at the Meeting. Capitalized terms in this proxy card that are otherwise undefined have the meanings set forth in the Proxy Statement.

YOUR VOTE IS IMPORTANT.

Mark, sign, date and return this proxy card as soon as possible.